UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2021

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Energy and Water Development Corp.

(Exact name of registrant as specified in its charter)

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Florida	000-56030	30-0781375
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7901 4th St. N, Suite 4174

St. Petersburg, FL 33702

 (Address of Principal Executive Office) (Zip Code)

305-517-7330

(Registrant’s telephone number, including area code)

 (Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As reported by Energy and Water Development Corp. (the “Company”) in its Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission (“SEC”) on March 26, 2021 (the “Form 12b-25”), the Company was unable to file its Form 10-K for the period ended December 31, 2020 (the “December 31, 2020 Form 10-K”) within the prescribed time period. The extension period provided under Rule 12b-25 expired on April 15, 2021 and the Company was unable to timely file its December 31, 2020 Form 10-K within the extended time period for the reasons stated below.

MaloneBailey, LLP (“MaloneBailey”), the Company’s independent registered public accounting firm, informed the Company on April 15, 2021, that it had not yet completed its audit report.

The Company continues to work diligently to assist MaloneBailey in obtaining the information it requires and will file its December 31, 2020 Form 10-K as soon as it receives a final audit report and consent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy and Water Development Corp.

Dated: April 19, 2021	By:	/s/ Ralph Hofmeier
	Name: Title:	Ralph Hofmeier President, Chief Executive Officer